UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2008

NCR CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) At its meeting on December 12, 2008, the Compensation and Human Resource Committee of the Board of Directors of NCR Corporation (“NCR”) approved the forms of restricted stock agreement, restricted stock unit agreement, performance based restricted stock agreement, performance based restricted stock unit agreement and stock option agreement to be used in connection with awards made under NCR’s 2006 Stock Incentive Plan, as amended (the “SIP”), during 2009. The restricted stock agreement is expected to be used in connection with all restricted stock grants awarded under the SIP to executive officers, other than performance based restricted stock grants. The restricted stock unit agreement is expected to be used in connection with all restricted stock units awarded under the SIP to executive officers, other than performance based restricted stock unit awards. The performance based restricted stock agreement is expected to be used in connection with all performance based restricted stock grants awarded under the SIP to executive officers. The performance based restricted stock unit agreement is expected to be used in connection with all performance based restricted stock units awarded under the SIP to executive officers. The stock option agreement is expected to be used in connection with all stock option grants awarded under the SIP to executive officers. Copies of the forms of restricted stock agreement, restricted stock unit agreement, performance based restricted stock agreement, performance based restricted stock unit agreement and stock option agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and hereby incorporated by reference in this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Form of 2009 Restricted Stock Agreement under 2006 Stock Incentive Plan.

10.2	Form of 2009 Restricted Stock Unit Agreement under 2006 Stock Incentive Plan.

10.3	Form of 2009 Performance Based Restricted Stock Agreement under 2006 Stock Incentive Plan.

10.4	Form of 2009 Performance Based Restricted Stock Unit Agreement under 2006 Stock Incentive Plan.

10.5	Form of 2009 Stock Option Agreement under 2006 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: December 15, 2008	By:	/s/ Nelson F. Greene
Nelson F. Greene
Assistant Secretary

Index to Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of 2009 Restricted Stock Agreement under 2006 Stock Incentive Plan.

10.2	Form of 2009 Restricted Stock Unit Agreement under 2006 Stock Incentive Plan.

10.3	Form of 2009 Performance Based Restricted Stock Agreement under 2006 Stock Incentive Plan.

10.4	Form of 2009 Performance Based Restricted Stock Unit Agreement under 2006 Stock Incentive Plan.

10.5	Form of 2009 Stock Option Agreement under 2006 Stock Incentive Plan.